UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported)      FEBRUARY 4, 2005
                                                       -------------------------

                              SEACOR HOLDINGS INC.
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             (Exact Name of Registrant as Specified in Its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


         1-12289                                          13-3542736
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(Commission File Number)                       (IRS Employer Identification No.)


        11200 RICHMOND, SUITE 400
             HOUSTON, TEXAS                                        77082
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(Address of Principal Executive Offices)                        (Zip Code)


                                 (281) 899-4800
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              (Registrant's Telephone Number, Including Area Code)


                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Offshore Aviation Inc., a wholly owned, direct subsidiary of the Registrant ("Offshore Aviation") entered into an agreement (the "Purchase Agreement") with Bell/Augusta Aerospace Corporation (the "Seller") on February 4, 2005 to acquire twenty Bell/Agusta Aerospace AB139 medium twin-engine helicopters, the effectiveness of which is subject to acceptance by Seller at its home office. The purchase price for the helicopters will be paid in dollars, euros or a combination of dollars and euros based on elections to be made by Offshore Aviation. The aggregate purchase price for the helicopters configured with the installed equipment specified in the Purchase Agreement, will be approximately $195 million, subject to currency elections made by Offshore Aviation and determination of final configuration of the helicopters. Helicopter deliveries are scheduled to begin in 2005 and be completed by 2009. Offshore Aviation has the right to terminate the Purchase Agreement at any time with regard to undelivered aircraft without liability to the Seller other than payment of liquidated damages







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
                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      SEACOR Holdings Inc.

                                      By: /s/ Dick Fagerstal
                                          -------------------------------------
                                          Title: Senior Vice President and
                                                 Treasurer



Date: February 8, 2005











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